Corporate Presentation January 2023 Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding: our expectations surrounding the potential, safety, efficacy, and regulatory and clinical progress of our product candidates; the potential of our gene therapy and gene editing platforms, including our GTx-mAb platform; our plans and timing for the release of additional preclinical and clinical data; our plans to progress our pipeline of genetic medicine candidates and the anticipated timing for these milestones; our expectations surrounding our relationship with Oxford Biomedica Solutions; our competitive position, business strategy, prospective products, timing, design, results and likelihood of success of studies and/or clinical trials; our position as a leader in the development of genetic medicines; and our plans to engage in future collaborations and strategic partnerships. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the impact of the COVID-19 pandemic on our business and operations, including our preclinical studies and clinical trials, and on general economic conditions; we have and expect to continue to incur significant losses; our need for additional funding, which may not be available; failure to identify additional product candidates and develop or commercialize marketable products; the early stage of our development efforts; potential unforeseen events during clinical trials could cause delays or other adverse consequences; risks relating to the regulatory approval process; interim, topline and preliminary data may change as more patient data become available, and are subject to audit and verification procedures that could result in material changes in the final data; our product candidates may cause serious adverse side effects; inability to maintain our collaborations, or the failure of these collaborations; our reliance on third parties, including for the manufacture of materials for our research programs, preclinical and clinical studies; failure to obtain U.S. or international marketing approval; ongoing regulatory obligations; effects of significant competition; unfavorable pricing regulations, third-party reimbursement practices or healthcare reform initiatives; product liability lawsuits; securities class action litigation; failure to attract, retain and motivate qualified personnel; the possibility of system failures or security breaches; risks relating to intellectual property; and significant costs incurred as a result of operating as a public company. These and other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 and our other filings with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. This presentation also includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties or us. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. All of the market data used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. While we believe these industry publications and third-party research, surveys and studies are reliable, we have not independently verified such data. The industry in which we operate is subject to a high degree of uncertainty, change and risk due to a variety of factors, which could cause results to differ materially from those expressed in the estimates made by the independent parties and by us.

Homology is a Leader in Genetic Medicines, Developing One-Time, Potentially Life-Changing Therapies for Patients, Caregivers and Families By leveraging Homology’s AAV technology, including our exclusive AAVHSC platform, we aim to: Deliver best-in-class gene editing therapies by utilizing homologous recombination-based integration Replace chronic therapies with one-time GTx-mAb treatments Advance gene therapy with targeted capsid selection coupled with optimized design Pursue strategic partnerships to progress and expand the platform

Fully Integrated Gene Therapy and Gene Editing Company With Clinical Programs Rare Disease Experience Team’s prior experience includes developing and/or launching 11 rare disease drugs with >$2B in annual revenue Technology 15 novel AAVHSCs; potential to expand Equity investments from Pfizer and Novartis Extensive I.P. portfolio AAV Process Development and Manufacturing Expertise Co-owned Manufacturing and Innovation Business, Oxford Biomedica Solutions Research and Development Phase 1 gene editing in PKU Phase 1 gene therapy in Hunter syndrome Phase 1/2 gene therapy in PKU Discovery, Research & Development 5 development candidates

Flexible AAVHSC Platform Designed to Address Rare Genetic Disorders and Diseases With Larger Patient Populations Promoter Corrective Gene Enters the Cell’s Nucleus Promoter-Driven Tx-mAb Enters the Cell’s Nucleus Episome with Promoter + Tx-mAb DNA mRNA Tx-mAb Continuous + Sustained Systematic mAb Levels Homology Arm Homology Arm Corrective Gene Enters the Cell’s Nucleus Episome with Promoter & Corrective Gene Mutated Gene mRNA Mutated Protein Mutated Gene Homologous Recombination Functional Gene mRNA Protein Gene Therapy (Adds a Gene) Gene Therapy (GTx-mAb) Gene Editing (Nuclease-Free)

Homology’s In Vivo AAVHSC Genetic Medicines Pipeline Indication Research Preclinical Phase 1 Phase 2 Phase 3 Gene Editing (Nuclease-Free) Adult/Pediatric Phenylketonuria (PKU) Human Stem Cells Gene Therapy Adult PKU MPS II (Hunter syndrome) Metachromatic Leukodystrophy (MLD) Partnering Opportunity GTx-mAb Platform Paroxysmal Nocturnal Hemoglobinuria (PNH) Undisclosed Ophthalmic Target HMI-103 – Ph 1 Trial in Adults HMI-102 – Ph 1/2 Trial* HMI-203 – Ph 1 Trial HMI-204 HMI-104 *Paused enrollment

Gene Editing Candidate HMI-103 for PKU

Effective PKU Treatment Remains a High Unmet Medical Need

PKU

- **Inborn error of metabolism** caused by variants in *PAH* gene
- Results in **loss of function of phenylalanine hydroxylase** responsible for metabolism of phenylalanine (Phe)
- If **untreated**, **toxic levels of Phe accumulate** and result in progressive and severe neurological impairment

Unmet Need

- Onerous low-Phe **diet has poor compliance**
- **Diet not sufficient** to reduce Phe levels to recommended targets
- **Approved therapeutics do not reconstitute normal biochemical pathway for ~95% of patients**; all require **chronic dosing**
- Physicians, patients **seek new treatment options**

PKU is One of the **Largest Established Rare Disease** Commercial Markets

Global Market: 50K pts 1–1.5K incidence	**U.S. Market:** 16.5K pts 350 incidence

Only **~10% of Patients** Treated With a Therapeutic

Phe target levels: Vockley J et al. Genetics in Medicine 2014; Levy H et al. Molecular Genetics and Metabolism 2019; van Spronsen FJ et al. Lancet Diabetes Endocrinol 2017.

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HMI-103: AAVHSC-Mediated Gene Editing Inserting a Promoter and Functional PAH Gene at the Target Location 2 copies of non-functional PAH gene Non-functional mRNA Non-functional PAH enzyme PAH gene and liver-specific promoter flanked by homology arms Functional PAH enzyme Homologous recombination Integrated, functional PAH gene using liver-specific promoter HMI-103 Functional mRNA Functional PAH enzyme Episome with PAH gene and liver-specific promoter Functional mRNA Integrated Promoter and Gene Provide PAH Expression Integration knocks out mutated allele Potential for long-term correction Reduces non-functional PAH Episomes Provide PAH Expression Designed to maximize PAH expression in all transduced liver cells

Preclinical Data Supported Advancement of HMI-103 Into Clinical Trials Similar mRNA Expression and On-Target Integration Observed in Both Murine and Humanized Models mRNA Expression On-Target Integration HMI-103 in Humanized Liver Murine Model Sustained Normalization of Phe in Pahenu2 Model of PKU Long-Read Sequencing Method Surveyed Entire Genome No De Novo Mutations at Integration Site No Off-Target Integrations mRNA/10 ng RNA

Optimization of Gene Editing Candidate HMI-103 Increased *In Vivo* Potency in Murine enu2 Model

Gene Editing Vector 10X More Potent than Gene Therapy Vector in Murine PKU Model

HMI-103 optimization included:
vector and homology arms design,
integration of promoter, packaging, etc.



HMI-102
Murine surrogate of HMI-103
Studies Conducted in Murine *Pah*enu2 Model
Reduction in Phe
10^{11}
10^{12}
10^{13}
10^{14}
Dose (vg/kg)

Potency Consistent Across all Timepoints Tested

Analysis compared dose at which 50% Phe reduction was achieved in *Pah*enu2 model

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The pheEDIT Clinical Trial with HMI-103 in Adults with PKU

pheEDIT Phase 1 Trial Evaluating Investigational HMI-103 Gene Editing Candidate for PKU Dose 3 Dose 2 Cohort 2 n = up to 3 Dose 1 Cohort 1 n = up to 3 Cohort 3 n = up to 3 Dose-escalation trial evaluating safety and efficacy of single I.V. administration of HMI-103 in adults with uncontrolled classical PKU 82-day screening / run-in period to assess pre-treatment Phe levels over time Stagger between patient dosing Prophylactic, steroid-sparing immunosuppressive regimen, including T-cell inhibitor (tacrolimus)

T-Cell Inhibitor with Steroids Reduced Anti-AAVHSC nAb Response and Increased mRNA Expression in Non-Human Primates Increased mRNA Expression Reduced nAb Response Dexa = Dexamethasone Tacro = Tacrolimus Prophylactic Immunosuppression Regimen with T-Cell Inhibitor Tacrolimus and Shorter Course of Steroids Being Utilized in pheEDIT and juMPStart Clinical Trials * P ≤ 0.05 *** P ≤ 0.001

pheEDIT Trial Objectives Evaluate Safety and Tolerability of HMI-103 Evaluate Preliminary Efficacy: Effect on Phe Levels  Primary Objectives Effect of Phe Levels at Different Timepoints, Dietary Intake Secondary Objectives Exploratory Objectives Additional Biomarkers

Participant Recently Dosed in pheEDIT Trial, and Initial Data Expected Mid-Year First participant recently dosed; additional participants in screening Nine clinical sites, including key PKU KOLs More sites expected to be initiated Initial trials in adults with plans for younger patients once safety and efficacy established in adults pheEDIT Initial Clinical Data Expected Mid-Year 2023

Gene Therapy Candidate HMI-203 for Hunter Syndrome

High Unmet Need for Hunter Syndrome Treatment That Addresses Peripheral and Cognitive Effects *WORLDSymposium™ 2022. Haroldson J, et al. **National MPS Society. “A Guide to Understanding MPS II.” Patients on existing ERT continue to experience*: Increased mortality, sleep apnea, chronic and joint pain, lung and cardiac conditions, hearing loss, limited mobility/range of motion Anxiety caused by uncertainty of disease progression Shortened life expectancy ERT does not cross blood-brain-barrier (BBB); Neuronopathic patients experience**: Decreased cognitive function, seizures, cerebrospinal fluid accumulation, carpal tunnel syndrome Life expectancy into the second decade Caused primarily by IDS gene mutations Leads to toxic lysosomal accumulation of glycosaminoglycans (GAGs) Severe form includes progressive debilitation and intellectual decline followed by death in 10–20 years Prevalence: 1 in 100,000 to 1 in 170,000; primarily males MPS II (Hunter syndrome) All People with MPS II Experience Peripheral Disease Manifestations

HMI-203: Homology’s In Vivo Gene Therapy Approach to Hunter Syndrome in juMPStart Trial One-time, in vivo gene therapy candidate Designed to deliver functional copies of IDS gene to peripheral organs and central nervous system (CNS) First systemic gene therapy to be evaluated in clinical trial for Hunter syndrome I2S enzyme made and continuously expressed by the liver Promoter IDS Gene Episome with Promoter & IDS Gene Enters the Cell’s Nucleus Non-Functional IDS Gene mRNA Non-Functional I2S Protein I2S Protein Leads to Cross-Correction HMI-203

HMI-203 Demonstrated Biochemical and Phenotypic Correction in MPS II Murine Model

Biochemical Correction

HMI-203 Tissue GAG-HS (at 52 Weeks)



Glycosaminoglyan Heparan Sulfate (GAG-HS) (µg/mL)
300
200
100
0
Brain
Heart
Liver
Spleen
Kidney
Lung
WT - Vehicle
MPS II - Vehicle
MPS II - HMI-203

CSF GAG-HS Levels (at 12 Weeks)



Glycosaminoglyan Heparan Sulfate (GAG-HS) (µg/mL)
100
80
60
40
20
0
**
*
**
*
WT – Vehicle
MPS II – Vehicle
MPS II – HMI 203 – Dose A
MPS II – HMI 203 – Dose B
MPS II – HMI 203 – Dose C

Phenotypic Correction

Paw and Ankle Width



Morphometric Measurements (mm)
6.0
5.5
5.0
4.5
4.0
20 Weeks
37 Weeks
52 Weeks
Post Dose
Morphometric Measurements (mm)
4.5
4.0
3.5
3.0
20 Weeks
37 Weeks
52 Weeks
Post Dose

Zygomatic Arch Width



Zygomatic Arch Width (mm)
2.5
2.0
1.5
1.0
0.5
0.0
***
ns
MPS II – Vehicle
MPS II – HMI-203
WT – Vehicle

* p>0.05; ** p>0.01; *** p>0.001; “ns” = no significance.
ASGCT 2021 and WORLD*Symposium*™ 2022. Smith, et al.

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The juMPStart Clinical Trial with HMI-203 in ERT-Treated Adults with Hunter Syndrome

juMPStart Phase 1 Trial Evaluating Investigational HMI-203 Gene Therapy Candidate for Hunter Syndrome Dose 3 Dose 2 Cohort 2 n = up to 3 Dose 1 Cohort 1 n = up to 3 Cohort 3 n = up to 3 Dose-escalation trial evaluating safety and efficacy of single I.V. administration of HMI-203 in ERT-treated adults with Hunter syndrome Stagger between patient dosing Prophylactic, steroid-sparing immunosuppressive regimen, including T-cell inhibitor (tacrolimus) ERT = Enzyme replacement therapy

juMPStart Trial Objectives Evaluate Safety and Tolerability of HMI-203 Evaluate Preliminary Efficacy: Effect on MPS II Biomarkers Primary Objectives Evaluate Biomarkers, Functional Measures, Use of ERT Secondary Objectives Exploratory Objectives Evaluate Joint Range of Motion; Quality-of-Life Assessments

juMPStart Initial Clinical Data Expected 2H 2023 juMPStart Initial Clinical Data Expected 2H 2023   5 clinical sites in U.S. and Canada, including key Hunter syndrome KOLs More sites expected to be initiated Initial trials in adults with plans for younger patients once safety and efficacy established in adults

Pipeline Updates and 2023 Milestones

In Vivo GTx-mAb Candidate, HMI-104, for the Treatment of PNH



Promoter-Driven
Tx-mAb
Enters the cell's nucleus
Episome with Promoter + Tx-mAb
DNA
mRNA
Tx-mAb
Continuous sustained Systematic mAb levels

PNH Caused by Variants in *PIGA* gene

- Results in **intravascular hemolysis** (red blood cell destruction) caused by uncontrolled **activation of complement system**
- Chronic dosing with anti-C5s imperfect; **patients struggle** with:
  - Fatigue
  - Anemia (~25%)
  - Repetitive infusions (~25%)
  - Hospitalizations
  - Infection risk

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HMI-104 GTx-mAb Development Candidate for PNH Could Overcome Burdens of Current Anti-C5 Therapeutics ASGCT 2021. Sharma, et al.   Single I.V. dose in murine model with a GTx-mAb platform construct showed: Expression of full-length antibodies consistent with anti-C5 therapeutic levels Sustained, robust IgG expression In vivo, vector-expressed C5mAb had potent functional activity using ex vivo assay HMI-104 IND-enabling studies underway Potential to expand HMI-104 into additional complement-mediated indications and apply GTx-mAb to other targets (e.g., eye) and into larger therapeutic areas HMI-104 one-time, in vivo GTx-mAb development candidate for PNH Designed to express consistent full-length antibody in the liver against C5 and reduce peaks and troughs inherent with repeated dosing of antibodies

Preclinical C5 Data Demonstrated Potential as a Sustained, Low Dose, One-Time Treatment

Generated C5mAb in Serum of NOD-SCID* Treated Mice in Target Range



Human-IgG (µg/mL) in Serum
100000
10000
1000
100
10
1
0.1
0.01
0
5
10
15
Weeks Post Treatment
target range
required Ab level
vg/kg
4.4e13
1.4e13
5e12
5e11

C5mAb in Serum of HuLiv** Treated Mice – Proof of Concept for Human Liver



100000
10000
1000
100
10
1
0.1
0.01
0.001
Pre-Bleed
1
3
5
7
9
11
Weeks
AAVHSC
capsid A
capsid B
capsid C
1E13vg/kg

C5mAb Protected Against Erythrocyte Hemolysis



%RBC Hemolysis
100
80
60
40
20
0
5
10
15
Weeks Post Treatment
vg/kg
CTR
5e11
5e12
1.4e13

Model for Comparator mAbs Based on C_{max}, C_{trough} & Dosing Schedule for PNH Patients Showed Sustained, Continuous Production



[C5 mAb] mg/mL
100000
10000
1000
100
10
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20
Weeks Post Treatment
Therapeutic threshold (> 50mg/mL)
NOD-SCID*
HuLiv Mice**
Ravulizumab Model
Eculizumab Model
High Dose
Low Dose

*Non-obese diabetic/severe combined immunodeficiency
**Humanized Liver Model from Yecuris are FRG® KO
ASGCT 2021. Sharma, et al..

*Gatault et al (2015) maBs 7:6 1205-1211; Wijnsma et al (2019) Clinical Pharmacokinetics 58:858-874.
Dosing: https://alexion.com/Documents/Soliris_USPI.pdf; https://alexion.com/Documents/Ultomiris_USPI.pdf

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GTx-mAb Expansion to Ocular Diseases Could be an Opportunity for Larger Indications AAVHSC15-eGFP a-rhodopsin (rods) dapi Routes of Administration Tropism in Human Tissue ARVO 2021. Sarin S., et al. ARVO 2019. Sarin S., et al.

Optimized, In Vivo Gene Therapy Candidate, HMI-204, for the Treatment of Metachromatic Leukodystrophy (MLD) *Clin Chem. 2016 Jan; 62(1): 279–286. **Prevalence: MLD Foundation Single I.V. administration of HMI-204 in murine model of MLD resulted in: Broad biodistribution to peripheral organs and the CNS Human ARSA (hARSA) expression levels in multiple brain regions and cell types well-above minimum levels of enzyme needed to correct the phenotype* hARSA activity levels in the brain that are predictive of functional improvements hARSA activity in the serum Optimizations also led to significant improvements in vector yield and superior packaging Actively Seeking a Partner to Advance Development Candidate MLD Caused Primarily by ARSA Gene Variants Results in destruction of myelin-producing cells Late infantile form includes rapidly progressive motor and cognitive decline followed by death in 5–10 years Prevalence: 1 in 40,000**

Characterization and Screening of AAVHSCs Identified Capsid with Significantly Reduced Liver Tropism after I.V. Administration Smith LJ, et al. Mol Ther. 2022. Lower Liver Tropism with AAVHSC16 Also Observed in NHPs and Primary Human Hepatocytes Murine Tissue Expression Murine Tissue VG Potential Candidate for Indications Focused on Cardiac, Skeletal Muscle and/or Brain Did Not Lead to Elevations in Liver Function Tests AAVHSC 16 Showed Robust Distribution to CNS and Peripheral Organs with Low Affinity for the Liver

2023 Anticipated Milestones Initial clinical data from Ph 1 dose-escalation pheEDIT trial mid-year Initial clinical data from Ph 1 dose-escalation juMPStart trial 2H 2023 Seeking partner to advance optimized development candidate Continue IND-enabling studies with HMI-104 for PNH PKU Gene Editing HMI-103 MPS II Gene Therapy HMI-203 PNH GTx-mAb HMI-104 MLD Gene Therapy HMI-204